Exhibit 99.1

BoxScore Brands Inc. Announces Corporate Name Change to American Battery Materials Inc.

-	New Name Reflects Emphasis on U.S. Battery Material Production and Domestic Lithium Carbonate Market

-	Company Focused on Continuing Growth of its Highly Attractive Lisbon Valley, Utah Mineral Rights

GREENWICH, CT., October 21, 2022– BoxScore Brands, Inc. (OTC Pink: BOXS) today initiated its corporate rebrand and marketing efforts with the announcement of plans to change its corporate name to American Battery Materials, Inc. (“ABM”, the “Company”). This new phase is a result of the Company’s 2021 mineral rights acquisition in the Paradox Basin, Utah.

ABM is a U.S.-based critical minerals exploration and development company concentrated on direct lithium extraction (DLE), along with other minerals, for refining, processing, and distribution. ABM’s unique goal is to support the country’s urgent critical minerals needs to bolster long-term energy transition and the electrification of the U.S. domestic automotive market, as well as the global market.

“American Battery Materials underscores our objective to become a dependable U.S. producer of upstream technical materials to support domestic battery supply chains and provide America with products to serve the emerging gigafactory industry,” stated Sebastian Lux, Chief Executive Officer. “Recognizing that electric vehicles (EV’s) are projected to make up more than half of global light vehicle sales by 2035, one can appreciate the need for substantial upstream resources,” added Lux.

ABM intends to leverage an expanding portfolio of mineral rights and growing extraction capabilities with prospective operating partners. Through the corporate name change, the Company’s objective is to clearly emphasize that unique value proposition. For all legal, marketing and branding purposes, the Company will now begin to refer to itself under the new corporate name.  The Company will continue to trade under the name BoxScore Brands, Inc. and the ticker symbol BOXS pending FINRA approval of name and ticker symbol change.

The American Battery Materials name and logo design are in line with the company’s progress towards lithium extraction from mineral rich brines. As part of the change, American Battery Materials has released a new corporate logo and company website at www.americanbatterymaterials.com.

ABOUT AMERICAN BATTERY MATERIALS, INC.

American Battery Materials, Inc., (OTC Pink: BOXS) is a US-based critical minerals exploration and development company focused on direct lithium extraction (DLE) as well as other minerals for refining, processing, and distribution to support the country’s urgent critical minerals need to bolster long-term energy transition and the electrification of the US domestic and global economy.

For more information about American Battery Materials, Inc. and to subscribe to the Company’s “Email Alert” service, please visit our web site at www.americanbatterymaterials.com, click “Investors” and then “Email Alert.”

FORWARD-LOOKING STATEMENTS

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and which are based on the Company’s beliefs and assumptions and on information currently available to management. All statements contained in this release other than statements of historical fact are forward-looking statements, including but not limited to statements regarding the potential benefits of the name change; the Company’s ability to develop and commercialize its mineral rights; the Company’s planned research and development efforts; and, other matters regarding the Company’s business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words “may”, “will”, “could”, “would”, “should”, “expect”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “project”, “potential”, “continue”, “ongoing”, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words.

These forward-looking statements are subject to risks, uncertainties and other factors that may cause actual results, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties, and other factors include, without limitation, the Company’s ability to achieve the anticipated benefits of the name change. These and other important risk factors are described more fully in our reports and other documents filed with the Securities and Exchange Commission (“the SEC”), including under (i) “Part I, Item 1A. Risk Factors”, in our Annual Report on Form 10-K for the year-ending December 31, 2021 filed with the SEC on March 31, 2022; and, (ii) subsequent filings. Undue reliance should not be placed on the forward-looking statements in this news release, which are based on information available to us on the date hereof. The Company does not undertake any duty to update or revise forward-looking statements except as required by federal securities laws. Any distribution of this news release after the date hereof is not intended and should not be construed as updating or confirming such information.